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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             January 10, 2005

                              Island Pacific, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)

19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Effective January 10, 2005, the Company appointed Corinne Bertrand to the position of Chief Financial Officer of the Company replacing Ran Furman. Mr. Furman resigned as Chief Financial Officer and entered into a separation agreement with the Company. There were no disagreements between Mr. Furman and the Company on any matter relating to the Company's operations, policies or practices.

Prior to joining the company, Ms. Bertrand worked as independent consultant since 2002. From 1999 to 2002, she was the Vice President of Finance and Administration for EMachines, where she was responsible for financial operations, including all SEC filings and related matters. Ms. Bertrand began her career with KPMG and is a Certified Public Accountant in the State of California. Ms. Bertrand is 44 years of age.

EXHIBIT INDEX

Exhibit No.       Description
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10.1              Separation Agreement between the Company and Ran Furman dated
                  January 7, 2005.

99.1              Press Release of Island Pacific, Inc. dated January 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                  Island Pacific, Inc.

Date: January 14, 2005                            By: /S/ Corinne Bertrand
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                                                  Name:  Corinne Bertrand
                                                  Title: Chief Financial Officer


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